Exhibit 99.1

For Immediate Release

Contact:	Mark Samuels, SVP	Murray Louis, VP	Larry Wexler
Voice:	610.676.2024	610.676.1932	610.676.1440
E-mail	msamuels@seic.com	mlouis@seic.com	lwexler@seic.com
Pages:	Eight

SEI Investments Reports Second-Quarter 2004 Results

Net Income Up 20%, Revenues Increase 8%

Oaks, PA—July 15, 2004—SEI Investments Company (NASDAQ:SEIC) today announced financial results for second-quarter 2004, reporting increases in revenues, net income and earnings per share, compared to the corresponding period for the prior year.

Consolidated Overview

(In thousands, except earnings per share)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2004	2003	%	2004	2003	%
Revenues	$169,162	$156,225	8%	$336,323	$309,066	9%
Net Income Before Taxes	64,633	54,399	19%	126,451	110,094	15%
Net Income	41,204	34,271	20%	80,613	69,359	16%
Diluted Earnings Per Share	$.39	$.32	22%	$.76	$.64	19%

“I am pleased to report continued progress in our results,” said Alfred P. West, Jr., SEI Chairman and CEO.

“We are encouraged that we continue to deliver modest increases in revenues, net income and earnings per share at a time when we are making real investment in the development of new strategies for all our markets. Our progress in building these solutions, the market’s growing interest in them and, an improving business climate, give us cause to be optimistic about the future.”

Summary of Second-Quarter 2004 and Year-to-Date Results by Business Segment

(In thousands)	For the Three Month Period Ended June 30,			For the Six Month Period Ended June 30,
	2004	2003	%	2004	2003	%
Private Banking and Trust:
Revenues	$74,184	$80,177	(7)%	$148,777	$159,237	(7)%
Operating Profit	$29,628	$33,436	(11)%	$57,131	$67,037	(15)%
Operating Margin	40%	42%		38%	42%

Investment Advisors:
Revenues	43,048	37,079	16%	86,231	72,992	18%
Operating Profit	23,489	20,182	16%	47,310	39,785	19%
Operating Margin	55%	54%		55%	55%

Enterprises:
Revenues	16,035	14,367	12%	32,270	28,391	14%
Operating Profit	7,212	6,317	14%	15,056	12,753	18%
Operating Margin	45%	44%		47%	45%

Money Managers:
Revenues	19,044	13,219	44%	35,948	25,622	40%
Operating Profit	3,968	2,309	72%	6,884	4,279	61%
Operating Margin	21%	18%		19%	17%

Investments in New Businesses:
Revenues	16,851	11,383	48%	33,097	22,824	45%
Operating Loss	(4,288)	(5,150)	17%	(9,013)	(9,596)	6%
Operating Margin	(25)%	(45)%		(27)%	(42)%

Consolidated Segment Totals:
Revenues	$169,162	$156,225	8%	$336,323	$309,066	9%
Operating Profit	$60,009	$57,094	5%	$117,368	$114,258	3%
Operating Margin	35%	37%		35%	37%

Second-Quarter Business Commentary:

•	The Private Banking & Trust segment showed declines in revenues and operating profits vs. year ago due to previously reported losses in fund processing revenues as well as one-time investment processing revenues.

•	The Investment Advisors, Enterprises, Money Managers and Investments in New Businesses segments all posted solid revenue gains vs. year ago levels.

•	The Investment Advisors, Enterprises and Money Managers segments also posted solid operating profit gains vs. year ago levels.

•	Assets under management grew to a record high of $100.1 billion.

•	In the second-quarter 2004, SEI purchased 1,464,000 shares of its common stock for $42.6 million.

Earnings Conference Call

A conference call to review earnings is scheduled for 2:00 PM EDST on July 15, 2004. Investors may listen to the call at www.seic.com, or listen at www.companyboardroom.com, a service of CCBN. The call may also be accessed at numerous financial services web sites including AOL, Motley Fool and Yahoo. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-475-6701; (International) 320-365-3844, access code 736529.

About SEI

SEI Investments (NASDAQ:SEIC) is a leading global provider of asset management and investment technology solutions. The company’s innovative solutions help corporations, financial institutions, financial advisors, and affluent families create and manage wealth. As of the period ending June 30, 2004, SEI administers over $282 billion in mutual fund and pooled assets, manages over $100 billion in assets, and operates 22 offices in 11 countries. For more information, visit www.seic.com.

Many of our responses may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	Three Months Ended June 30,
	2004	2003 *
Revenues	$169,162	$156,225

Operating and development expenses	74,596	69,964
Sales and marketing expenses	34,557	29,167
General and administrative expenses	7,811	4,835

Income before interest and taxes	52,198	52,259

Equity in earnings of unconsolidated affiliate	10,680	4,861
Net gain (loss) on investments	1,356	(4,076)
Interest income	904	1,365
Interest expense	(505)	(519)
Other income	—	509

Income before taxes	64,633	54,399

Income taxes	23,429	20,128

Net income	$41,204	$34,271

Diluted earnings per common share	$.39	$.32

Shares used to calculate diluted earnings per common share	105,705	108,001

Basic earnings per common share	$.40	$.33

Shares used to calculate basic earnings per common share	103,425	104,828

*	Certain amounts for prior years have been reclassified to conform to current-year presentation.

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	Six Months Ended June 30,
	2004	2003 *
Revenues	$336,323	$309,066

Operating and development expenses	153,328	138,254
Sales and marketing expenses	65,627	56,554
General and administrative expenses	15,597	10,486

Income before interest and taxes	101,771	103,772

Equity in earnings of unconsolidated affiliate	19,683	8,475
Net gain (loss) on investments	4,291	(4,182)
Interest income	1,837	2,607
Interest expense	(1,131)	(1,087)
Other income	—	509

Income before taxes	126,451	110,094

Income taxes	45,838	40,735

Net income	$80,613	$69,359

Diluted earnings per common share	$.76	$.64

Shares used to calculate diluted earnings per common share	106,577	108,783

Basic earnings per common share	$.77	$.66

Shares used to calculate basic earnings per common share	104,151	105,297

*	Certain amounts for prior years have been reclassified to conform to current-year presentation.

SEI INVESTMENTS COMPANY

CONDENSED BALANCE SHEETS

(In thousands)

	June 30, 2004	December 31, 2003
Assets

Cash and short-term investments	$162,883	$199,953

Restricted Cash	11,650	53,481

Receivables	94,799	86,612

Other current assets	11,073	12,367

Total current assets	280,405	352,413

Property and Equipment, net	111,886	113,064

Investments available for sale	67,061	70,560

Other assets	75,924	56,592

Total assets	$535,276	$592,629

Liabilities

Current liabilities	$136,065	$193,474

Long-term debt	17,167	23,944

Deferred income taxes	15,563	11,438

Shareholders’ Equity	366,481	363,773

Total liabilities and shareholders’ equity	$535,276	$592,629

SEI Investments Business Segments

(In thousands)

	Three Months ended June 30,		Six Months ended June 30,
	2004	2003	2004	2003
Private Banking and Trust: *
Revenues
Investment processing fees	56,368	59,112	112,221	115,790
Fund processing fees	9,340	11,236	19,041	23,571
Investment management fees	8,476	9,829	17,515	19,876

Total Revenues	74,184	80,177	148,777	159,237

Operating and development expenses	33,273	37,011	71,083	73,890
Sales and marketing expenses	11,283	9,730	20,563	18,310

Operating Profit	29,628	33,436	57,131	67,037
Operating Margin	40%	42%	38%	42%

Investment Advisors:
Revenues	43,048	37,079	86,231	72,992

Operating and development expenses	11,843	10,355	24,339	20,383
Sales and marketing expenses	7,716	6,542	14,582	12,824

Operating Profit	23,489	20,182	47,310	39,785
Operating Margin	55%	54%	55%	55%

Enterprises:
Revenues	16,035	14,367	32,270	28,391

Operating and development expenses	4,179	3,503	8,249	7,065
Sales and marketing expenses	4,644	4,547	8,965	8,573

Operating Profit	7,212	6,317	15,056	12,753
Operating Margin	45%	44%	47%	45%

Money Managers: *
Revenues	19,044	13,219	35,948	25,622

Operating and development expenses	11,500	7,827	21,974	15,141
Sales and marketing expenses	3,576	3,083	7,090	6,202

Operating Profit	3,968	2,309	6,884	4,279
Operating Margin	21%	17%	19%	17%

Investments in New Businesses:
Revenues	16,851	11,383	33,097	22,824

Operating and development expenses	13,801	11,268	27,683	21,775
Sales and marketing expenses	7,338	5,265	14,427	10,645

Operating Loss	(4,288)	(5,150)	(9,013)	(9,596)
Operating Margin	(25)%	(45)%	(27)%	(42)%

Consolidated Segment Totals:
Revenues	$169,162	$156,225	$336,323	$309,066

Operating and development expenses	74,596	69,964	153,328	138,254
Sales and marketing expenses	34,557	29,167	65,627	56,554

Operating Profit	$60,009	$57,094	$117,368	$114,258
Operating Margin	35%	37%	35%	37%

General and Administrative expenses	7,811	4,835	15,597	10,486
Income from Operations	$52,198	$52,259	$101,771	$103,772
Operating Margin	31%	33%	30%	34%

*	Certain amounts for prior years have been reclassified to conform to current-year presentation.

SEI INVESTMENTS COMPANY

ASSET BALANCES

(In millions)

	June 30, 2003	Sept. 30, 2003	Dec. 31, 2003	Mar. 31, 2004	Jun. 30, 2004
Private Banking & Trust:
Equity/Fixed Income prgms.	$2,639	$2,615	$2,717	$2,759	$2,900
Collective Trust Fund prgm	1,240	1,265	1,326	1,357	1,403
Liquidity funds	12,653	11,026	8,424	8,312	7,986

Total assets under mgmt.	16,532	14,906	12,467	12,428	12,289

Client assets under admin.	60,124	61,174	61,285	62,775	61,944

Total assets under admin.	$76,656	$76,080	$73,752	$75,203	$74,233

Investment Advisors:
Equity/Fixed Income prgms.	$22,075	$22,376	$24,150	$25,295	$25,021
Collective Trust Fund prgm	2,583	2,644	2,481	2,454	2,592
Liquidity funds	1,434	1,252	1,131	1,095	1,103

Total assets under mgmt.	$26,092	$26,272	$27,762	$28,844	$28,716

Enterprises:
Equity/Fixed Income prgms.	$11,365	$12,049	$13,324	$13,303	$13,616
Collective Trust Fund prgm	735	741	776	783	924
Liquidity funds	5,148	4,861	3,443	3,802	3,482

Total assets under mgmt.	$17,248	$17,651	$17,543	$17,888	$18,022

Money Managers:
Equity/Fixed Income prgms.	$50	$37	$41	$39	$31
Collective Trust Fund prgm	5,469	6,140	6,630	6,727	7,066
Liquidity funds	900	1,036	271	146	202

Total assets under mgmt.	6,419	7,213	6,942	6,912	7,299

Client assets under admin.	82,359	88,458	96,103	107,015	113,644

Total assets under admin.	$88,778	$95,671	$103,045	$113,927	$120,943

Investments in New Businesses:
Equity/Fixed Income prgms.	$8,626	$8,874	$10,185	$11,511	$12,253
Liquidity funds	21	52	33	25	16

Total assets under mgmt.	8,647	8,926	10,218	11,536	12,269

Client assets under admin.	7,001	5,319	5,855	6,631	7,028

Total assets under admin.	$15,648	$14,245	$16,073	$18,167	$19,297

Unconsolidated Affiliate:
Equity/Fixed Income prgms	$10,755	$12,435	$15,666	$18,444	$21,462

Consolidated:
Equity/Fixed Income prgms (A)	$55,510	$58,386	$66,083	$71,351	$75,283
Collective Trust Fund prgm	10,027	10,790	11,213	11,321	11,985
Liquidity funds	20,156	18,227	13,302	13,380	12,789

Total assets under mgmt.	85,693	87,403	90,598	96,052	100,057

Client assets under admin.	149,484	154,951	163,243	176,421	182,616

Total assets under admin.	$235,177	$242,354	$253,841	$272,473	$282,673

(A)	Equity/Fixed Income programs include $1,244 of assets invested in SEI’s Asset Allocation Funds at 6/30/04